UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________________ FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 11, 2011
GENTA INCORPORATED ________________________________________ (Exact Name of Registrant as Specified in Charter)

Delaware	000-19635	33-0326866
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Connell Drive Berkeley Heights, NJ	07922
(Address of Principal Executive Offices)	(Zip Code)

(908) 286-9800
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.         Material Modification to Rights of Security Holders.

As previously reported on March 9, 2010, Genta Incorporated (the “Company”) issued various senior unsecured and secured convertible promissory notes to certain accredited investors in a private placement.  As previously reported on December 15, 2010, pursuant to the terms of the Amendment and Consent Agreement entered into by the Company with certain investors on December 14, 2010, if the Volume Weighted Closing Price for the ten consecutive trading day period ending on March 11, 2011, (the “February 10-day VWCP”) is less than the current conversion price of the convertible notes of $0.16 (as adjusted for any stock splits, combinations, recapitalizations or the like), the conversion price for the Senior Convertible Promissory Notes B due March 9, 2013, (the “March 2010 B Notes”) and for the Senior Convertible Promissory Notes E due March 9, 2013, (the “March 2010 E Notes”) shall be reduced to a price equal to 10% of the February 10-day VWCP.

On March 12, 2011, the February 10-day VWCP was less than $0.16. Therefore, in accordance with the Amendment and Consent Agreement,  on March 12, 2011, the conversion prices for the March 2010 B Notes and March 2010 E Notes were reduced to 10% of the February 10-day VWCP, or $0.0142.

The terms of the Company’s other convertible notes, including its Senior Convertible Promissory Notes C due March 9, 2013, (the “March 2010 C Notes”), the Senior Convertible Promissory notes D due March 9, 2013, (the “March 2010 D Notes”), the Senior Convertible Promissory Notes F due March 9, 2013, (the “March 2010 F Notes”), the Senior Secured Convertible Promissory Notes due September 4, 2011, as amended (the “June 2008 Notes”), the Senior Secured Convertible Promissory Notes due April 2, 2012, as amended (the “April 2009 Notes”), the Unsecured Subordinated Convertible Promissory Notes due July 7, 2011, as amended, (the “July 2009 Notes”), the Unsecured Subordinated Convertible Promissory Notes due September 4, 2011, as amended, (the “September 2009 Notes,” and together with the March 2010 C Notes, the March 2010 D Notes, the March 2010 F Notes, the June 2008 Notes, the April 2009 Notes, the July 2009 Notes, the “Other Notes”), contain provisions that provide that the conversion price of the Other Notes shall be reduced to the extent the Company subsequently issues securities at an effective price below the applicable conversion price of the Other Notes or amends the conversion price of its outstanding notes to a price that is below the applicable conversion price of the Other Notes. Since the conversion price of the March 2010 B Notes and March 2010 E Notes will be less than the current conversion price for the Other Notes on March 12, 2011 following the conversion price reduction, the conversion price for the Other Notes will reset upon the adjustment of the conversion price of the March 2010 B Notes and the March 2010 E Notes.  Therefore, on March 12, 2011, the current conversion price of the Other Notes will also be $0.0142.

The number of outstanding shares of Genta Incorporated common stock par value $0.001 as of the date of this filing is 15,017,994.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENTA INCORPORATED By: /s/ Gary Siegel Name: Gary Siegel Title:Vice President, Finance

Dated:           March 11, 2011